EXHIBIT 10.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

FIRST AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This first amendment (“Amendment 1”) to that certain Sponsored Research Agreement dated February 3, 2021 (“Agreement”), is by and between Coya Therapeutics Inc. (“Company”) and The Methodist Hospital Research Institute dba Houston Methodist Research Institute (“HMRI”). This Amendment 1 is executed as of the dates set forth below but shall be effective February 4, 2022 (“Amendment 1 Effective Date”).

WHEREAS, Company and HMRI are parties to the Agreement pursuant to which HMRI is performing certain research activities; and

WHEREAS, the Agreement expired on February 3, 2022, however the parties have been acting as if the Agreement has been in place as extended;

WHEREAS, the parties desire to amend the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreement among the parties hereto, it is agreed as follows:

1.	Amendment.

1.Definition. Definition 1.14 “Term” is hereby amended to extend the Agreement for an additional year. Accordingly, subsection 1.14 is hereby deleted and replaced in its entirety with the following:

“1.14 “Term” shall mean the period commencing on the Effective Date of this Agreement and terminating three (3) years thereafter, or if extended in accordance with its terms, terminating on the date specified in the extension.”

2.	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

3.	It is understood and agreed that all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate counterpart original by their duly authorized representatives.

COMPANY		HMRI
By:	/s/ Howard Berman	By:	/s/ Edward A. Jones
Name:	Howard Berman	Name:	Edward A. Jones
Title:	CEO	Title:	President and CEO
Date:	2/16/22	Date:	2/20/2022

Read & Acknowledged:
		By:	/s/ Stanley Appel
		Name:	Stanley H. Appel, MD

		HM Legal Approved as To Form:	[***]

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